SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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Filed by a Party other than the Registrant [   ]

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

MICROHELIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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16125 SW 72nd Avenue
Portland, Oregon 97224
(503) 968-1600

May 6, 2002

Dear Fellow Shareholder:

      Our Annual Meeting is scheduled for June 6, 2002. Enclosed please find a copy of our proxy statement for this meeting, as well as our 2001 Annual Report.

      We look forward to seeing as many of our shareholders as are able to attend the meeting. We recognize, however, that this is impractical for many of you. For this reason, we have enclosed a form of proxy and return envelope that you can use to ensure your shares are represented at the meeting.

      At this meeting shareholders are being asked to elect the directors of the Company. The matters to be considered at the meeting are explained in greater detail in the body of the proxy statement, and we encourage you to review this information.

      Please take a moment to sign, date and return the enclosed form of proxy. This way your shares will be represented whether or not you are able to attend the meeting.

      We thank you for your attention to this matter and for your continuing support of the Company.

Very truly yours,

RICHARD G. SASS
Chairman of the Board, President
and Chief Executive Officer

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
ELECTION OF DIRECTORS
MANAGEMENT
EXECUTIVE COMPENSATION
COMPENSATION REPORT OF THE COMPENSATION COMMITTEE
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT ACCOUNTANTS
DISCRETIONARY AUTHORITY
DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
OTHER MATTERS
COST OF SOLICITATION
ADDITIONAL INFORMATION
APPENDIX A

16125 SW 72nd Avenue
Portland, Oregon 97224
(503) 968-1600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 6, 2002

To the Shareholders of microHelix, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the “Annual Meeting”) of microHelix, Inc., an Oregon corporation (the “Company”), will be held at 1:30 p.m., Pacific Time, on Thursday, June 6, 2002, at the Company’s offices at 16125 SW 72nd Avenue, Portland, Oregon, for the following purposes:

1. Election of Directors: To elect seven directors to serve until the next annual meeting of shareholders or until their successors are elected; and

2. Other Business: To transact such other business as properly comes before the meeting or any adjournments thereof.

      The Board of Directors of the Company has fixed the close of business on April 8, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record as of the close of business on April 8, 2002 will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors

RICHARD G. SASS
Chairman of the Board, President
and Chief Executive Officer

Portland, Oregon

May 6, 2002

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

MICROHELIX, INC.

16125 SW 72nd Avenue
Portland, OR 97224
(503) 968-1600

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 6, 2002

General

      This Proxy Statement is being furnished to the shareholders of microHelix, Inc., an Oregon corporation (“microHelix” or the “Company”), as part of the solicitation of proxies by the Company’s Board of Directors (the “Board of Directors”) from holders of the outstanding shares of microHelix common stock (the “Common Stock”) for use at the Company’s Annual Meeting of Shareholders to be held at the Company’s offices at 16125 SW 72nd Avenue, Portland, Oregon, at 1:30 p.m. on June 6, 2002, and at any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, shareholders will be asked to elect seven members of the Board of Directors and transact such other business as may properly come before the meeting or any adjournments thereof. This Proxy Statement, together with the enclosed proxy card, is first being mailed to shareholders of microHelix on or about May 6, 2002.

Solicitation, Voting and Revocability of Proxies

      The Board of Directors has fixed the close of business on April 8, 2002 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting, with each such share entitling its owner to one vote on all matters properly presented at the Annual Meeting. On the record date, there were approximately 600 beneficial holders of the 4,659,886 shares of Common Stock then outstanding. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

      If the enclosed form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted FOR the election of all the nominees for election to the Board of Directors. The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy upon such matters as determined by a majority of the Board of Directors.

      A shareholder who executes a proxy retains the right to revoke it at any time before its exercise. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date to, Corporate Secretary, microHelix, Inc., 16125 SW 72nd Avenue; Portland, OR 97224. The proxy may also be revoked by voting in person at the Annual Meeting. All valid, unrevoked proxies will be voted at the Annual Meeting.

ELECTION OF DIRECTORS

      At the Annual Meeting, seven directors will be elected, each for a one-year term. Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the nominees named below. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Currently the number of directors is fixed at seven.

      Information as to Nominees and Continuing Directors. The following table sets forth the names of the Board of Directors’ nominees for election as directors. Each of the listed nominees is currently serving on the Board of Directors. Also set forth is certain information with respect to each such person’s age at April 1, 2002, principal occupation or employment during at least the past five years, the periods during which he or she has served as a director of microHelix and positions currently held with microHelix.

Name	Age	Position

Richard G. Sass	59	Director, Chairman, Chief Executive Officer and President
Terrence A. Rixford	66	Director and Chief Financial Officer
Jane K. Conner	45	Director, Treasurer and Secretary
Tyram H. Pettit	51	Director and Chief Operating Officer
John L. Crary	48	Director
James B. Stewart	52	Director
James M. Williams	58	Director

      Richard G. Sass is the founder of microHelix and has been our President, Chief Executive Officer, Chairman and a director since the Company’s inception in 1997. In 1972, Mr. Sass founded Precision Interconnect Corporation, which sells interconnect systems. In 1991, Precision Interconnect Corporation was sold to AMP, Inc., a Fortune 100 Company and one of the largest connector manufacturers in the world. Mr. Sass has been involved with a number of start-up companies, primarily in the medical electronics and the telecommunications markets. Mr. Sass holds a B.A. in Business from Michigan State University.

      Terrence A. Rixford became our Chief Financial Officer and a director in September 2001. From 1998 to 2001, Mr. Rixford was involved in various charitable activities. From 1992 to 1998, Mr. Rixford was Vice President, Finance for Analogy, Inc., a software design company (subsequently acquired by Avant! Corporation in March 2000). During his employment at Analogy, Inc., he was involved with their initial public offering. Mr. Rixford has more than 30 years of experience in senior financial positions in the high technology industry. Mr. Rixford received a B.S. in Business Administration from Mt. St. Mary’s College and an M.B.A. in Accounting from the Cornell University Graduate School of Business.

      Jane K. Conner, CPA, has been with microHelix since its organization in 1997 and has been a director since 1998. Ms. Conner was appointed Treasurer and Director of Corporate Strategy and Administration in September 2001. Ms. Conner served as our Chief Financial Officer from 1997 until August 2001. Since 1994, Ms. Conner has also served in one or more of the Chief Financial Officer, Controller, Secretary and Treasurer positions for other companies affiliated with Mr. Sass, including National Applied Science, Inc., Key Tech Incorporated and BioElectric Corporation. Previously, Ms. Conner was employed by Deloitte & Touche, formerly known as Deloitte Haskins and Sells, for a period of six years. Ms. Conner received a B.S. in Business from Humboldt State University and an M.B.A. from the University of Portland.

      Tyram H. Pettit was named Chief Operating Officer in December 2001, having joined the Company in June 2001 as Director of Business Development, and has been a director of microHelix since 1998. Mr. Pettit has over 26 years management experience in commercial and investment banking with Bank of America, Union Bank and Glen Eden Capital and in various executive positions with several small growth companies, including CMC Research, The Coast Airline and Djangos.com, Inc. From 1998 to 1991, Mr. Pettit served as President of Vailwood Products, the manufacturer of Vailtex and LiquiGrip high performance latex exam gloves for the biotechnology and laboratory markets. Between 1983 and 1984, Mr. Pettit served the Reagan Administration as a Special Assistant in the Federal Aviation Administration. Mr. Pettit holds a B.A. in Liberal Arts from Pomona College and an M.B.A. in Finance from the Columbia University Graduate School of Business.

      John L. Crary became a director of microHelix in June 2001. Since 1999, Mr. Crary has served as President of Juniper Capital LLC, a private investment company. From October 1999 until May 2000, Mr. Crary also served as the Secretary and Treasurer of ANTs Software, Inc., a software development company. Prior to this time, Mr. Crary worked as an independent corporate financial advisor to various biotechnology, software and other ventures and as an investment banker with EF Hutton & Company. Mr. Crary is also a director of Scheid Vineyards, Inc. Mr. Crary holds a B.A. in Social Ecology from the University of California at Irvine and an M.B.A. from the Columbia University Graduate School of Business.

      James B. Stewart has been a director of microHelix since 1998. Mr. Stewart has more than 20 years of experience in senior financial and operating roles. Mr. Stewart has served as the Chief Executive Officer of Ironwood Pacific, Inc., a privately owned manufacturer of recreational products, since he founded it in 1993. He is currently serving as the Chief Financial Officer for iMove, Inc., a multiview and panoramic imaging company, Templex Technologies, Inc., an optical components company, and Quando, Inc., a search engine software company, all early-stage companies. Mr. Stewart earned a B.A. in Economics from the University of California at Santa Barbara and an M.B.A. from the University of Michigan.

      James M. Williams has been a director of microHelix since 1998. He is currently the Chairman of Encore Senior Living, LLC one of the nation’s largest privately held providers of senior living services. From Encore’s inception in 1996 until 2001, Mr. Williams was its President and CEO. Prior to Encore, Mr. Williams was a co-founder, COO and Vice-Chairman of Brim, Inc., one of the nation’s leading hospital management companies, which merged into Province Healthcare Inc., in 1996. Mr. Williams obtained a B.S. in Engineering and an M.B.A. from Oregon State University.

      All members of the Board of Directors hold office until the next annual meeting of shareholders and the election and qualification of their successors, or until death, resignation, or removal.

Board Meetings and Committees

      The Board of Directors met eight times in 2001. Each director, with the exception of Mr. Williams attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors and the total number of meetings held by all committees of the Board on which he or she served during the relevant period. The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. The full Board of Directors nominates director candidates.

      The Audit Committee meets with management and our independent public accountants to review the scope of the independent annual audit, the independent public accountants’ letter to the Board of Directors concerning the effectiveness of the Company’s internal financial and accounting controls and the Board of Directors’ response to that letter, if deemed necessary, and such other matters referred to the Committee. The Audit Committee, formed on November 21, 2001, consists of Messrs. Crary, Stewart and Williams, and met once in 2001. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

      The Compensation Committee reviews and recommends the compensation and benefits of our officers, reviews general policy matters relative to employee compensation and benefits and can administer the issuance of stock options and discretionary bonuses to our officers, employees, directors and consultants. The Compensation Committee consists of Messrs. Stewart and Williams. The Compensation Committee was formed on November 21, 2001, but did not meet in 2001.

      The Board of Directors unanimously recommends that shareholders vote FOR the election of its nominees for director. If a quorum is present, the Company’s Bylaws provide that directors are elected by a plurality of the votes cast by the shares entitled to vote. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

Director Compensation

      Directors are reimbursed for the expenses they actually incur in attending board meetings. Directors are not paid a fee for their services or attendance at board meetings. Pursuant to a vote of the shareholders at the Annual Meeting of Shareholders held on August 3, 2001, the Company adopted a Stock Incentive Plan that allows for the issuance of stock options to both employee/directors and non-employee directors, and each director has been granted options to purchase 5,519 shares of the Company’s common stock. A compensation plan for non-employee directors is being considered for 2002, but as of May 6, 2002, no such plan has been adopted.

MANAGEMENT

Executive Officers

      The following table sets forth certain information with respect to the executive officers of the Company.

Name	Age	Position

Richard G. Sass	59	Director, Chairman, Chief Executive Officer and President
Terrence A. Rixford	66	Director and Chief Financial Officer
Jane K. Conner	45	Director, Treasurer and Secretary
Tyram H. Pettit	51	Director and Chief Operating Officer
W. Kenneth Ward	49	Chief Scientific Officer

      Information concerning the principal occupation of Messrs. Sass, Rixford and Pettit and Ms. Conner is set forth under “Election of Directors.” Information concerning the principal occupation during the last five years of the executive officers of the company who are not also directors of the Company is set forth below.

      Dr. W. Kenneth Ward joined microHelix as our Chief Scientific Officer in May 2001, after having served as a consultant to the Company. He has been the Chief Scientific Officer and Principal Investigator for iSense Corporation (formerly known as National Applied Science) since 1998. Since 1987, Dr. Ward has served as a Clinical Assistant Professor/ Associate Professor at Oregon Health and Science University. Dr. Ward obtained his B.A. in Chemistry and Biology at Whittier College, his M.D. from the University of Colorado School of Medicine in 1978, completed his Residency in Internal Medicine in 1981 at the University of Colorado Affiliated Hospitals, and completed his Fellowship in Diabetes and Endocrinology in 1984 at the University of Washington.

      Officers serve at the discretion of the Board of Directors. There are no family relationships among any of our directors and executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth certain information regarding compensation paid during the last three fiscal years to our Chief Executive Officer. No other executive officer received compensation in excess of $100,000 in any year.

				Long-Term
				Compensation
	Annual Compensation
				Securities
Name	Year	Salary		Underlying Options

Richard G. Sass	2001	$180,000		0
	2000	0		23,650 (1)
	1999	125,000	(2)	5,519 (3)

(1)	These options were issued in lieu of salary, at 2,365 options per month for 10 the months that no compensation was received.

(2)	Mr. Sass was not paid a salary in 1999. In February 2002, the Company paid Mr. Sass $125,000 in full satisfaction of the accrued and deferred salary incurred in 1999.

(3)	Each member of the Board of Directors then in office, including Mr. Sass, was awarded 5,519 options in 1999.

Option Exercises and Holdings

      The following table sets forth information concerning options held by our Chief Executive Officer and our directors. No stock options were granted to Mr. Sass during the year ended December 31, 2001. Mr. Sass did not exercise any options in the last fiscal year.

	Number	% of Total
	of	Options
	Securities	Granted
	Underlying	to	Exercise
Name	Options	Employees	Price ($/sh)	Expiration Date

Richard G. Sass	29,174 (1)	11.0%	$2.72	(2)
Jane K. Conner	16,320	6.2	(3)	(4)
Tyram H. Pettit	9,935	3.7	(5)	(6)
David R. Bullen	5,519	2.1	2.72	March 18, 2009(7)
John L. Crary	5,519	2.1	9.06	June 20, 2011
James B. Stewart	5,519	2.1	2.72	March 18, 2009
James M. Williams	5,519	2.1	2.72	March 18, 2009
Terrence A. Rixford	55,519	20.9	3.08	September 3, 2011

(1)	Options to purchase 23,650 shares were issued in lieu of salary for the 2000 fiscal year at 2,365 options per month for 10 months and 5,519 options were issued on March 19, 1999.

(2)	Options to purchase 5,519 shares expire on March 18, 2009, and options to purchase 23,655 shares expire on December 30, 2010.

(3)	The exercise price with respect to 7,489 shares is $2.72. The exercise price with respect to 8,831 shares is $9.06.

(4)	Options to purchase 5,519 shares expire on March 18, 2009, options to purchase 1,971 shares expire on December 31, 2010 and options to purchase 8,831 shares expire on July 23, 2011.

(5)	The exercise price with respect to 5,519 shares is $2.72. The exercise price with respect to 4,415 shares is $9.06.

(6)	Options to purchase 5,519 shares expire on March 18, 2009, and options to purchase 4,415 shares expire on July 23, 2011.

(7)	Mr. Bullen resigned his position as a Director of the Company in April 2002. His options will, therefore, expire on May 30, 2002.

COMPENSATION REPORT OF THE COMPENSATION COMMITTEE

Compensation Committee Report

      Under rules established by the Securities and Exchange Commission (the “SEC”), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company’s Chief Executive Officer and the four other most highly compensated executive officers whose compensation exceeds $100,000. In fulfillment of this requirement, the Compensation Committee has prepared the following report for inclusion in this Proxy Statement.

Executive Compensation Philosophy

      The Compensation Committee of the Board of Directors is composed entirely of outside directors. The Compensation Committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs for the executive officers of the Company. For the year ending December 31, 2001, Richard G. Sass, President was the only person categorized as an “executive officer”. Beginning January 1, 2002, three additional executives have been included in this group. The current members of the Compensation Committee are Mr. Williams and Mr. Stewart, each of whom are independent directors.

      The Company’s executive compensation policy is based on principles designed to ensure that an appropriate relationship exists between executive pay and corporate performance, while at the same time motivating and retaining executive officers. The Compensation Committee believes that the Company should be able to continue to manage its executive compensation program for named executive officers so as to preserve the related federal income tax deductions.

Executive Compensation Components

      The key components of the Company’s compensation program are base salary, performance based annual incentive awards and equity participation. These components are administered with the goals of providing total compensation that is competitive in the marketplace, rewarding successful financial performance and aligning executive officers’ interests with those of shareholders. The Compensation Committee reviews each component of executive compensation on an annual basis and determines base salary and non-equity incentives for executive officers. The Committee also approves all stock and stock option grants.

      Base Salary. Base salaries for executive officers are set at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executive officers. Changes in base salaries of executive officers are based on an evaluation of each executive’s performance, as well as the performance of the Company as a whole. In establishing base salaries, the Compensation Committee not only considers the financial performance of the Company, but also the success of the executive officers in developing and executing the Company’s strategic plans, developing management employees and exercising leadership. The Compensation Committee believes that executive officer base salaries for fiscal year 2001 were reasonable as compared to amounts paid by companies of similar size.

      Performance Incentive. The Compensation Committee believes that a significant proportion of total cash compensation for executive officers should be subject to attainment of specific Company financial performance criteria, including earnings and achievement of the annual business plan targets. In fiscal 2002, a plan will be put into effect to emulate this concept. This approach will create a direct incentive for executive officers to achieve desired performance goals and places a significant percentage of each executive officer’s compensation at risk. During 2001, there was no bonus plan in effect, consequently, there was no bonus for Mr. Sass, President.

      Stock Grants and Options. In addition to a Performance Incentive program described above, stock grants and options may be awarded to executive officers primarily based on the officer’s actual and potential contribution to the Company’s growth and profitability and competitive marketplace practices. These awards are designed to retain executive officers and motivate them to enhance shareholder value by aligning the financial interests of executive officers with those of shareholders. Stock grants and options also provide an effective incentive for management to create shareholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation in the price of the Company’s Common Stock occurs over a number of years. During 2001, no such stock options were granted to Mr. Sass.

Compensation of Chief Executive Officer

      Mr. Richard G. Sass has served as the Company’s President and Chief Executive Officer since its founding in 1997. Currently, Mr. Sass does not have an Executive Employment Agreement with the Company. For fiscal 2001, Mr. Sass received a base salary of $180,000. He received no stock awards or options to purchase Common Stock and earned no cash bonus for fiscal 2001.

Respectfully submitted by the Compensation
Committee of the Board of Directors.

COMPENSATION COMMITTEE:

James B. Stewart
James M. Williams — Chairman

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee during fiscal year 2001 were Messrs. Bullen, Stewart and Williams, each of whom was an independent director not employed by the Company. Mr. Bullen resigned as a Director in April 2002.

AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors is comprised of three directors who are considered independent under applicable Nasdaq Stock Market rules. The primary purpose of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. The Audit Committee annually reviews and recommends to the Board the selection of the Company’s independent accountants.

      Management is responsible for preparing the Company’s financial statements. The independent accountants are responsible for performing an independent audit of the Company’s audited financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

      In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent accountants. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Company’s independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountant’s that firm’s independence.

      Based on the above discussions and review with management and the independent accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2001 for filing with the Commission.

Respectfully submitted by the Audit Committee of the Board of Directors.

AUDIT COMMITTEE:

John L. Crary
James M. Williams
James B. Stewart — Chairman

PERFORMANCE GRAPH

      Set forth below is a graph that compares the cumulative total shareholder return on the Company’s Common Stock with the cumulative total return on the Nasdaq Stock Market Index and an index of peer companies selected by the Company, over the period indicated (assuming the investment of $100 in the Company’s Units (each Unit consisting of one share of Common Stock, one Class A Warrant and one Class B Warrant) on November 16, 2001, the date of the Company’s initial public offering, and reinvestment of any dividends). In accordance with guidelines of the SEC, the shareholder return for each entity in the peer group index have been weighted on the basis of market capitalization as of each monthly measurement date set forth on the graph.

	11/16/01	12/31/01

microHelix	$100	$68
Nasdaq Stock Market	$100	$103
Peer Companies	$100	$109

      Assumes $100 invested on November 16, 2001, the date of our initial public offering, in each of microHelix, Inc., the Nasdaq Common Stock Market Index and a group of peer companies selected by microHelix. The peer company group is made up of Medtronic, Inc., Johnson & Johnson, Guidant Corp. and St. Jude Medical, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors, and persons who own more than 10 percent of the Common Stock to file reports of ownership and changes in ownership with the SEC. Executive officers, directors, and beneficial owners of more than 10 percent of the Common Stock are required by the SEC’s regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of such reports received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with, except that a report filed by Mr. Sass on November 16, 2001 overstated the number of shares held by him by 165,585 shares. A corrected report was filed by Mr. Sass promptly upon learning of the discrepancy.

STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

      The following table sets forth information, as of April 1, 2002, with respect to the beneficial ownership of the common stock by: (1) each shareholder known by us to be the beneficial owner of more than five percent of the common stock; (2) each of our directors; (3) our Chief Executive Officer; (4) all officers and key employees; and (5) all current officers, key employees and directors as a group. The address of each person listed below is: c/o microHelix, Inc., 16125 SW 72nd Avenue, Portland, Oregon 97224. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock issuable on exercise of currently exercisable or convertible securities or securities exercisable or convertible within 60 days of April 1, 2002 are deemed beneficially owned and outstanding for computing the percentage owned by the person holding such securities, but are not considered outstanding for computing the percentage of any other person. Unless otherwise noted, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite that shareholder’s name.

	Shares Beneficially Owned

Name of Beneficial Owner	Number		Percent

Richard G. Sass	1,455,422	(1)(2)	13.30%
Jane K. Conner	27,713	(3)(4)	*
John L. Crary	325,914	(5)(6)	2.98
Tyram H. Pettit	18,622	(7)	*
W. Kenneth Ward	4,415	(8)	*
James B. Stewart	41,395	(8)	*
James M. Williams	74,312	(8)(9)	*
Terrence A. Rixford	6,000	(10)	*
St. John Medical Center Foundation(11)	402,923		*
All executive officers, key employees and directors as a group (8 persons)	1,953,793	(12)(13)	17.80%

     *     Less than one percent.

(1)	Includes 9,146 shares that may be acquired within 60 days after April 1, 2002 pursuant to the exercise of options.

(2)	Includes (a) 43,249 shares of common stock and Class A and Class B warrants to purchase 86,498 shares of common stock held by the J.M. Ek Living Trust, of which Mr. Sass is the trustee; and (b) 65,000 shares of common stock and Class A and Class B warrants to purchase 130,000 shares of common stock that may be acquired by the J.M. Ek Living Trust pursuant to a warrant to purchase 65,000 units.

(3)	Includes 850 shares held for the benefit of Ms. Conner’s children.

(4)	Includes 6,575 shares that may be acquired within 60 days after April 1, 2002 pursuant to the exercise of options.

(5)	Includes 43,270 shares of common stock, Class A and Class B warrants to purchase up to an aggregate of 86,540 shares of common stock and warrants to purchase 65,000 units each consisting of one share of common stock, one Class A warrant and one Class B warrant held by two trusts, of which Mr. Crary is both the trustee and the beneficiary.

(6)	Includes 1,104 shares that may be acquired within 60 days of April 1, 2002 pursuant to the exercise of options.

(7)	Includes 6,181 shares that may be acquired within 60 days after April 1, 2002 pursuant to the exercise of options.

(8)	Includes 4,415 shares that may be acquired within 60 days after April 1, 2002 pursuant to the exercise of options.

(9)	Includes 27,597 shares of common stock owned by a corporation controlled by Mr. Williams and members of his family and Class A and Class B warrants to purchase up to an aggregate of 28,200 shares of common stock.

(10)	Includes 2,000 shares of common stock and Class A and Class B warrants to purchase up to an aggregate of 4,000 shares of common stock.

(11)	The Board of Directors of St. John Medical Center Foundation has empowered Thomas Bashwiner, its Regional Vice President, to exercise voting and investment control over these shares.

(12)	Includes 40,666 shares that may be acquired within 60 days after April 1, 2002 pursuant to the exercise of options.

(13)	Includes 465,238 shares of common stock that may be acquired upon exercise of warrants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      microHelix was founded by Richard G. Sass. microHelix Labs, Inc., a wholly owned subsidiary of microHelix that was merged into it in December 2000, borrowed a net amount of $1,093,312 from Mr. Sass through a revolving line of credit. The loans accrued interest at 12 percent per annum until the merger on December 31, 2000. microHelix Labs, Inc. also borrowed $235,000 at 15 percent interest from the Sass Living Trust, of which Mr. Sass is a beneficiary. microHelix assumed the debt of microHelix Labs, Inc. when it was merged with and into microHelix on December 31, 2000. In February 2002 the Company agreed to make a payment of principal and accrued interest on the Sass Living Trust loan in exchange for a reduction of the interest rate to 7.5%.

      BioElectric Corporation, a subsidiary of microHelix also founded by Mr. Sass, borrowed a net amount of $1,042,003 from him through a revolving line of credit. On December 31, 2000, microHelix purchased substantially all of the assets and assumed all of the liabilities of BioElectric, including the loan to Mr. Sass. These loans accrued interest at 6.2 percent per annum until December 30, 2000.

      Mr. Sass also loaned microHelix $160,000 for the purchase of the assets of BioElectric on February 4, 2000 at 12 percent interest, and $383,885 for the purchase of the assets of the Alcatel ultrasound cable division at 12 percent interest on December 15, 1999. In addition, Mr. Sass loaned $546,945 to microHelix at 12 percent during 2000 to cover cash flow needs. In February 2002, the Company and Mr. Sass agreed to restructure these loans. In exchange for payment of a portion of principal and accrued interest, Mr. Sass agreed to reduce the interest rate on each of the loans to 7.5%.

      In September 2001, the Company exchanged $2,135,315 of the outstanding debt owed to Mr. Sass for 355,886 units, at a price $6.00 per unit. The total amount of loans outstanding as of April 1, 2002 owed to Mr. Sass, or his affiliate, is $1,135,000, including accrued interest of $12,127.

      In June 2001, Mr. Sass, as trustee for the J.M. Ek Living Trust, purchased $250,000 principal amount of notes as a part of our bridge financing and received warrants to purchase up to 65,000 units. In September 2001, the warrants were converted into 43,249 shares of common stock and Class A and Class B warrants to purchase 86,498 shares of common stock. These purchases were on the same terms applicable to other investors in the notes.

      In June 2001, Mr. Crary, as trustee of the Crary-Ross Family Trust and the John Langdon Family Trust, purchased in the aggregate $250,000 principal amount of notes as part of our bridge financing and received warrants to purchase up to 65,000 units. In September 2001, the warrants converted into 43,270 shares of common stock and Class A and Class B warrants to purchase 86,540 shares of common stock. These purchases were on the same terms applicable to other investors in the notes.

      The terms of the above transactions were as favorable to us or our affiliates as those generally available from unaffiliated third parties. Each transaction was ratified by a majority of our independent directors who did not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel.

      All future transactions between us and our officers, directors or five percent shareholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of our independent directors who do not have an interest in the transactions and who have access, at our expense, to our legal counsel or independent legal counsel. We intend to maintain at least two independent members on our Board of Directors.

INDEPENDENT ACCOUNTANTS

      The Board of Directors has selected Deloitte & Touche as microHelix’s independent public accountants for fiscal year ending December 31, 2002. Representatives of Deloitte & Touche will be at the Annual Meeting and will be available to respond to appropriate questions. They do not plan to make any statement but will have the opportunity to make a statement if they wish.

      Audit Fees. The aggregate fees billed by Deloitte & Touche for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2001 were $65,870.

      Financial Information Systems Design and Implementation Fees. There were no fees billed for Financial Information Systems Design and Implementation for the year ended December 31, 2001.

      All Other Fees. The aggregate fees billed by Deloitte & Touche for services other than those described above under “Audit Fees” and “Financial Information Systems Design and Implementation Fees”, for the fiscal year ended December 31, 2001 were $193,715 that represent expenses related to the Company’s initial public offering.

DISCRETIONARY AUTHORITY

      For this year’s Annual Meeting of Shareholders, if notice of a shareholder proposal to be raised at the Annual Meeting of Shareholders was received at the principal executive offices of the Company after the date of this proxy statement, proxy voting on that proposal when and if raised at the Annual Meeting will be subject to the discretionary voting authority of the designated proxy holders.

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

      Any shareholder proposal intended for inclusion in the Proxy Statement and form of proxy relating to the Company’s 2003 Annual Meeting of Shareholders must be received by the Company not later than December 23, 2002 pursuant to the proxy solicitation regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time.

OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for action by the shareholders at the 2002 Annual Meeting of Shareholders. If, however, any other matters not now known are properly brought before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with the determination of a majority of the Board of Directors.

COST OF SOLICITATION

      Proxies may be solicited on behalf of the Board of Directors by regular employees in person or by mail, telephone or facsimile transmission. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses incurred in forwarding proxies and proxy materials to the beneficial owners of such shares. All solicitation costs will be borne by the Company. The Company has retained Allen Nelson & Co. to assist in the solicitation of proxies at an estimated cost of $3,500 plus reasonable out-of-pocket expenses. This solicitation will be by mail, telephone, and other means.

ADDITIONAL INFORMATION

      A copy of the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2001 accompanies this Proxy Statement. The Company will provide, without charge, on the written request of any beneficial owner of shares of the Company’s Common Stock entitled to vote at the Annual Meeting, an additional copy of the Company’s Annual Report on Form 10-KSB as filed with the SEC for the year ended December 31, 2001. Written requests should be mailed to Corporate Secretary, microHelix, Inc., 16125 SW 72nd Avenue; Portland, Oregon 97224.

By Order of the Board of Directors

RICHARD G. SASS,
Chairman of the Board,
President and Chief Executive Officer

Portland, Oregon

May 6, 2002

APPENDIX A

microHelix, Inc.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.     Audit Committee Purpose

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

•	Monitor the effectiveness of the Company’s financial planning, forecasting and reporting processes.

•	Recommend to the Board the Company’s independent audit firm. Monitor the independence and performance of this firm.

•	Provide an avenue of communication among the independent auditors, management and the Board of Directors.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II.     Audit Committee Composition and Meetings

      Audit Committee members shall meet the applicable requirements of the Nasdaq Stock Market. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be “independent” within the meaning of regulations promulgated from time to time by the Securities and Exchange Commission, the Nasdaq Stock Market or other appropriate authorities, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and statement of cash flows, and at least one member shall have current or past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background.

      Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III.     Audit Committee Responsibilities and Duties

A. Review Procedures

      1.     Review and assess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published in accordance with the regulations of the Securities and Exchange Commission (“SEC”).

      2.     In consultation with the management and the independent auditors, consider the integrity of the Company’s financial planning, forecasting and reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.

      3.     Review with financial management and the independent auditors the Company’s annual audited financial statements prior to filing of the Company’s annual audited financial statements with the SEC. Discuss any significant changes to the Company’s accounting principles or practices and any items required to be communicated by the independent auditors in accordance with SAS 61.

      4.     Review with financial management and the independent auditors the company’s quarterly financial results prior to the filing of the Company’s quarterly financial statements with the SEC. Discuss any significant changes to the Company’s accounting principles or practices and any items required to be communicated by the independent auditors in accordance with SAS 61. Review the process for and text of the Company’s quarterly earnings calls and releases to the outside investment community. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

B. Independent Auditors

      1.     The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

      2.     Approve the fees and other significant compensation to be paid to the independent auditors.

      3.     On an annual basis, the Committee should require the independent auditors to deliver a formal written report describing all significant relationships that the independent auditors have with the Company that could impair the auditors’ independence, and review, discuss and take appropriate action with respect to such report.

      4.     Review the independent auditors audit plan — discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

      5.     Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

C. Internal Accounting Department and Legal Compliance

      1.     Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal accounting department, as needed.

      2.     Review the appointment, performance and replacement of the senior internal accounting executive.

      3.     Review significant reports prepared by the internal accounting department together with management’s response and follow-up to these reports.

      4.     On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

D. Other Audit Committee Responsibilities

      1.     Annually prepare a report to shareholders for inclusion in the Company’s annual proxy statement as required by the regulations of the SEC.

      2.     Perform any other activities consistent with this Charter, the Company’s bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

      3.     Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

      4.     Periodically perform self-assessment of Audit Committee performance.

      5.     Review and approve all senior level appointments within the finance and accounting functions. Recommend Chief Financial Officer appointment to the Board.

MICROHELIX, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF
THE MANAGEMENT OF MICROHELIX, INC.
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 6, 2002

The undersigned shareholder of microHelix, Inc., an Oregon corporation (the “Company”), does hereby appoint Richard G. Sass, and Terrence A. Rixford, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 1:30 p.m. (Pacific Time) on June 6, 2002 at the offices of the Company, 16125 SW 72nd Avenue and any adjournments or postponements thereof upon the following matters.

1. To elect the following persons as directors of the Company for the ensuing year:

Richard G. Sass	FOR ( )	WITHHOLD ( )
Terrence A. Rixford	FOR ( )	WITHHOLD ( )
Jane K. Conner	FOR ( )	WITHHOLD ( )
Tyram H. Pettit	FOR ( )	WITHHOLD ( )
John L. Crary	FOR ( )	WITHHOLD ( )
James B. Stewart	FOR ( )	WITHHOLD ( )
James M. Williams	FOR ( )	WITHHOLD ( )

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED ABOVE.

2. Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. The Company is not presently aware of any such matters to be presented for action at the meeting.

PLEASE SIGN, DATE AND RETURN THIS PROXY FORM TODAY, USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE COMPANY’S PROXY STATEMENT AND HEREBY REVOKES ANY PROXY OR PROXIES PREVIOUSLY GIVEN.

Typed or Printed name(s)	Title or authority, if applicable

Authorized Signature	Date

Please sign exactly as your name appears on this Proxy Form. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

If you receive more than one Proxy Form, please sign and return all such proxy forms in the accompanying envelope.